SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2007

COOPERATIVE BANKSHARES, INC.

(Exact name of registrant as specified in charter)

North Carolina	0-24626	56-1886527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Market Street, Wilmington, North Carolina 28401

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (910) 343-0181

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Beginning November 2, 2007, Cooperative Bankshares, Inc. (the “Company”) will make available to analysts and prospective investors a slide presentation that Frederick Willetts, III, the Company’s President and Chief Executive Officer, will make at the Community Bank Investor Conference hosted by America’s Community Bankers on Friday, November 2, 2007 in New York, New York. Pursuant to Regulation FD, the presentation materials are furnished with this Report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

   (d) Exhibits

Number	Description

99.1	Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPERATIVE BANKSHARES, INC.

/s/ Todd L. Sammons
Todd L. Sammons
Senior Vice President and Chief Financial Officer

Date: November 1, 2007